Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. Sec.1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 of the Annual Report of MabVax Therapeutics Holdings, Inc. (the Company) on Form 10-K/A for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Gregory P. Hanson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 19, 2016

/s/ Gregory P. Hanson
Gregory P. Hanson
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to MabVax Therapeutics Holdings, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.